UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 10, 2015

RSP PERMIAN, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36264	90-1022997
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3141 Hood Street, Suite 500
Dallas, Texas 75219

(Address of Principal Executive Offices)
(Zip Code)

(214) 252-2700

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01      Entry into a Material Definitive Agreement.

New Notes Issued Pursuant to Existing Indenture

On August 10, 2015, RSP Permian, Inc. (the “Company”) issued $200.0 million in aggregate principal amount of its 6.625% Senior Notes due 2022 (the “New Notes”) to Goldman, Sachs & Co. (the “Initial Purchaser”) for resale to certain qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and to persons outside of the United States pursuant to Regulation S under the Securities Act.  Net proceeds to the Company were approximately $196.2 million.  As previously announced, the Company has recently closed acquisitions of, or entered into definitive purchase agreements to acquire, undeveloped acreage and oil and gas producing properties located in Martin and Glasscock counties for an aggregate purchase price of approximately $274 million, subject to certain customary purchase price adjustments (the “Martin Glasscock Acquisitions”). The Company intends to use the net proceeds from this offering, together with the proceeds from our previously announced equity offering, which we estimate at approximately $157.5 million (before the underwriter’s discounts and commissions and estimated offering expenses), to fund a portion of the purchase price of the Martin Glasscock Acquisitions (including to repay $50.0 million of borrowings under our revolving credit facility incurred for that purpose) and the remainder for general corporate purposes.

The New Notes are fully and unconditionally guaranteed on a senior unsecured basis (the “Guarantee”) by RSP Permian, L.L.C., a subsidiary of the Company (the “Guarantor”). The terms of the New Notes are governed by the indenture, dated as of September 26, 2014 (the “Indenture”), by and among the Company, the Guarantor and U.S. Bank National Association, as trustee (the “Trustee”). The Company entered into the Indenture in connection with its issuance of $500,000,000 in aggregate principal amount of 6.625% senior unsecured notes due 2022 (the “Initial Notes”) on September 26, 2014. The Indenture governs both the New Notes and the Initial Notes (collectively, the “Notes”). The Notes will mature on October 1, 2022, and interest is payable on the Notes on each April 1 and October 1.

For a description of the Indenture and the Notes, please read the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on October 2, 2014. A copy of the Indenture is attached as Exhibit 4.1 to such Current Report and is incorporated herein by reference.

Registration Rights Agreement

In connection with the issuance and sale of the New Notes, the Company and the Guarantor entered into a registration rights agreement (the “Registration Rights Agreement”) dated August 10, 2015, with the Initial Purchaser. Pursuant to the Registration Rights Agreement, the Company and the Guarantor have agreed to file a registration statement with the Securities and Exchange Commission so that holders of the New Notes can exchange the New Notes for registered notes (the “Exchange Notes”) that have substantially identical terms as the New Notes. In addition, the Company and the Guarantor have agreed to exchange the Guarantee for a registered guarantee having substantially the same terms as the Guarantee. The Company and the Guarantor will use commercially reasonable efforts to cause the registration statement for the exchange to be declared effective by the Securities and Exchange Commission within 270 days after the issuance of the New Notes and for the exchange to be consummated on or prior to 30 business days (or longer, if required by applicable securities laws) after the date on which the registration statement is declared effective. The Company and the Guarantor are required to pay Special Interest (as defined in the Registration Rights Agreement) if they fail to comply with their obligations to register the Exchange Notes within the specified time periods.

The Initial Purchaser and its affiliates have, from time to time, performed, and may in the future perform, various commercial and investment banking and financial advisory services for the Company and its affiliates, for which they received or may in the future receive customary fees and expenses. The Initial Purchaser or its affiliates may also hold the Company’s equity or debt securities from time to time. In addition, in the ordinary course of the Initial Purchaser’s business activities, the Initial Purchaser and its affiliates may make or hold a broad array of investments and actively trade debt and equity securities (or related derivative securities) and financial instruments (including bank loans) for the Initial Purchaser’s own account and for the accounts of its customers. Such investments and securities activities may involve securities and/or instruments of the Company and its affiliates. The Initial Purchaser and its affiliates may also make investment recommendations and/or publish or express independent research views in respect of such securities or financial instruments and may hold, or recommend to clients that they acquire, long and/or short positions in such securities and instruments.

The foregoing description of the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Registration Rights Agreement, a copy of which is filed as Exhibit 4.2 to this Form 8-K and incorporated by reference herein.

Item 2.03  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information included in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03 of this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d)   Exhibits.

Exhibit No.	Description

4.1

Indenture, dated as of September 26, 2014, by and among the Company, the Guarantor and U.S. Bank National Association, as trustee (including Form of 6.625% Senior Notes due 2022) (incorporated by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-K (File No. 001-36264) filed with the Commission on October 2, 2014).

4.2	Registration Rights Agreement, dated as of August 10, 2015, by and among the Company, the Guarantor and Goldman, Sachs & Co.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RSP PERMIAN, INC.

By:	/s/ James E. Mutrie
James E. Mutrie
General Counsel and Vice President

Dated:  August 12, 2015

EXHIBIT INDEX

Exhibit No.	Description

4.1

Indenture, dated as of September 26, 2014, by and among the Company, the Guarantor and U.S. Bank National Association, as trustee (including Form of 6.625% Senior Notes due 2022) (including Form of 6.625% Senior Notes due 2022) (incorporated by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-K (File No. 001-36264) filed with the Commission on October 2, 2014).

4.2	Registration Rights Agreement, dated as of August 10, 2015, by and among the Company, the Guarantor and Goldman, Sachs & Co.